WisdomTree Trust

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-U.S. Utilities Fund

WisdomTree Commodity Country Equity Fund

(Ticker Symbols: GNAT, DBU, CCXE)

(each a “Fund” and collectively the “Funds”)

Important Notice

Supplement Dated August 25, 2016

to the currently effective Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

for the Funds

The following information should be read in conjunction with the Prospectuses and Statement of Additional Information listed above for each Fund.

At the recommendation of WisdomTree Asset Management, Inc., each Fund’s investment adviser, after continued review of the product lineup and anticipated limited future prospects of investor demand for the Funds, the Board of Trustees voted to close and liquidate each Fund.

After the close of business on September 22, 2016, the Funds will no longer accept creation orders. The last day of trading of shares of each Fund on the NYSE Arca will be September 22, 2016. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When a Fund commences liquidation of its portfolio, which may occur before September 22, 2016, the Fund will be increasing its cash holdings and deviating from the investment objective and strategies stated in its prospectus.

It is anticipated that shareholders remaining in the Funds on September 29, 2016 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on September 29, 2016. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in a Fund on September 29, 2016 will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed on September 29, 2016, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE